                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                (Name of Registrant as Specified in Its Charter)

                           RJR NABISCO HOLDINGS CORP.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

                                     [LOGO]

                           RJR NABISCO HOLDINGS CORP.
                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NY 10019-6013

                                                                  March 31, 1999

Dear Stockholder:

    You are cordially invited to attend the 1999 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"). The meeting will be held at 9:00 a.m. (local time) on Wednesday, May 12, 1999 at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina 27102.

    At this year's stockholders meeting, you will be asked to elect nine directors, ratify the appointment of Deloitte & Touche LLP as independent auditors and consider two stockholder proposals, if presented by their proponents. The Board of Directors unanimously recommends a vote FOR the directors recommended by the Board, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors and AGAINST all other proposals. Accordingly, please give careful attention to these proxy materials.

    It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying white proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

    Attendance at the Annual Meeting will be limited to stockholders as of March 22, 1999 and to guests of the Company. Admittance tickets will be required. If you are a stockholder and plan to attend, you MUST request an admittance ticket by writing to the Office of the Secretary at the address shown above. If your shares are not registered in your own name, evidence of your stock ownership must accompany your letter. You can obtain this evidence from your bank or brokerage firm, typically in the form of your most recent monthly statement. An admittance ticket will be held in your name at the registration desk, not mailed to you in advance of the meeting.

    We anticipate that a large number of stockholders will attend the meeting. Seating is limited, so we suggest you arrive early. The auditorium will open at 8:30 a.m.

    If you have any questions, please contact our proxy solicitors, MacKenzie Partners, Inc., at the phone numbers listed on the back cover.

    Thank you for your support and continued interest in RJR Nabisco.

                                          Sincerely,

                                                       [LOGO]

                                          STEVEN F. GOLDSTONE
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WHITE
           PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                     [LOGO]

                           RJR NABISCO HOLDINGS CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1999

To the Stockholders:

    The Annual Meeting of Stockholders of RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"), will be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina 27102 at 9:00 a.m., local time, on Wednesday, May 12, 1999 for the following purposes:

    1. To elect nine Directors to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

    2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company's 1999 fiscal year;

    3.  To act on two stockholder proposals if presented by their proponents;
       and

    4. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

    Only holders of record of the Company's Common Stock and ESOP Convertible Preferred Stock as of the close of business on March 22, 1999 are entitled to notice of and to vote at the Annual Meeting. You may examine a list of the stockholders for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the offices of Womble Carlyle Sandridge & Rice, BB&T Financial Center, 200 West Second Street, Suite 1600, Winston-Salem, North Carolina 27102.

                                          H. COLIN MCBRIDE
                                          SENIOR VICE PRESIDENT, ASSOCIATE
                                          GENERAL COUNSEL
                                          AND SECRETARY

New York, New York
March 31, 1999

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE,
            SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                           RJR NABISCO HOLDINGS CORP.
                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NY 10019-6013

                                PROXY STATEMENT

    This Proxy Statement and enclosed form of proxy are being furnished commencing on or about March 31, 1999 in connection with the solicitation by the Board of Directors (the "Board") of RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"), of proxies in the enclosed form for use at the annual meeting of stockholders (the "Annual Meeting") to be held on Wednesday, May 12, 1999 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    A proxy card is enclosed for your use. THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

    IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, ONLY YOUR BANK OR BROKER CAN VOTE YOUR SHARES AND ONLY UPON YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE WHITE PROXY CARD AS SOON AS POSSIBLE.

    If you have any questions or need further assistance in voting your shares, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL FREE)

VOTING

    Only holders of record of the Company's voting securities as of the close of business on March 22, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, the following shares of voting securities were outstanding:
325,287,748 shares of Common Stock, par value $.01 per share ("Common Stock"), and 12,573,098 shares of ESOP Convertible Preferred Stock, par value $.01 per share and stated value of $16 per share ("ESOP Preferred Stock"). The Common Stock and the ESOP Preferred Stock vote as a single class on all matters properly brought before the Annual Meeting. Holders of Common Stock are entitled to one (1) vote per share, and holders of ESOP Preferred Stock are entitled to one-fifth ( 1/5) of a vote per share.

    Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in such proxy. If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, proxies will be voted FOR the election of the nominees listed below under the caption "Election of Directors-Information Concerning Nominees," FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company's 1999 fiscal year, AGAINST the two stockholder proposals and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the meeting and voting in person.

    The presence of the holders of a majority of the outstanding shares of Common Stock and ESOP Preferred Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The nine nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. All other matters to be voted on will be decided by a majority vote of the shares represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a Broker Non-Vote will have no effect on the vote.

    Securities and Exchange Commission (the "SEC") rules generally require the Company to furnish its annual report to its stockholders at least 20 days before its annual meeting. However, if you are a stockholder of record, have the same address as another stockholder of record and do not hold shares in nominee name, you may wish to authorize the Company to discontinue sending more than one annual report to the same address. You can eliminate such duplicate mailings by marking the appropriate box on the proxy card for any account for which you do not wish to receive annual reports. You will, however, continue to receive proxy statements and proxy cards to vote the shares for all of your accounts.

BACKGROUND

    On March 9, 1999, RJR Nabisco, Inc. and R. J. Reynolds Tobacco Company entered into a definitive agreement to sell the international tobacco business to Japan Tobacco, Inc. for $8 billion, including the assumption of approximately $200 million of net debt. In addition, the Company announced that its Board had approved a plan to separate the domestic tobacco business conducted by R. J. Reynolds Tobacco Company from the food business conducted by Nabisco, Inc. by distributing all of the shares of the tobacco business to its stockholders. We believe that this plan will accomplish our longstanding goal to separate the tobacco and food businesses on a sound and beneficial basis and in a manner that we believe is achievable.

    On March 11, 1999, certain entities affiliated with Carl C. Icahn (the "Icahn Group") announced their intention to propose a slate of directors (the "Icahn Slate") for election to the Board. In this announcement, the Icahn Group indicated that it approved of the international tobacco sale, but that, instead of a tobacco spin-off, the Icahn Group would propose that the Company distribute its 80.5% interest in Nabisco Holdings Corp. to the Company's stockholders. The following day, the Icahn Group formally notified the Company of the nine members of the Icahn Slate--six of whom are directors, officers or employees of entities controlled by or affiliated with Mr. Icahn--whom it has nominated for election to the Board at the Annual Meeting. In its notice, the Icahn Group indicated that the Icahn Slate would run on a platform advocating a spin-off of the Company's interest in Nabisco, in lieu of the tobacco spin-off.

    We believe that there is a near certainty that tobacco plaintiffs would challenge, perhaps in numerous courts across the country, any attempt by the Company to pursue the Icahn Group's proposal. As one prominent tobacco plaintiffs' attorney has recently said, "If you do it Icahn's way, I am sure there would be people to challenge it."(1) We believe that court challenges to the Icahn Group's proposal would involve unacceptable risks to the Company.

    In our view, the Icahn Group's plan is not in the best interests of the Company or its stockholders because the plan is not achievable and would jeopardize the Company's program to separate its businesses in a responsible and value-enhancing manner. Accordingly, we believe that the Company's stockholders should not vote to elect any members of the Icahn Slate. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE BOARD'S NOMINEES SET FORTH BELOW.

--------------
    (1) Quote of attorney Joe Rice taken from an article dated March 12, 1999 by Constance L. Hays in THE NEW YORK TIMES. No permission has been sought or received to quote from or refer to, published materials cited in this document.

                         ITEM 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

    At the upcoming Annual Meeting, a board of nine Directors will be elected to hold office until the next Annual Meeting and until their successors have been elected and qualified. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board's nominees are incumbent Directors of the Company and its wholly-owned subsidiary, RJR Nabisco, Inc. ("RJRN"), and all of them were elected to their present terms by the stockholders in May 1998 except Mr. Langhammer, who was elected by the Board later that month.

    Background information about the Board's nominees for election is set forth below. See "Security Ownership of Management" and Appendix I for additional information about the nominees, including their ownership, purchase and sale of securities issued by the Company and its subsidiaries.

                                                   YEAR FIRST           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
NAME                                      AGE        ELECTED                      AND OTHER INFORMATION
------------------------------------      ---      -----------  ----------------------------------------------------------
John T. Chain, Jr...................          64         1994   Chairman of Thomas Group, Inc. ("Thomas Group") since May
                                                                1998 and member of the Board of Thomas Group since May
                                                                1995; President of Quarterdeck Equity Partners, Inc., an
                                                                investor in the defense industry, since December 1996;
                                                                previously Special Assistant to the Chairman of Burlington
                                                                Northern Santa Fe Corporation from November 1995 to March
                                                                1996; Executive Vice President of Burlington Northern from
                                                                1991 to November 1995. For more than five years prior
                                                                thereto, General (Commander-in-Chief, Strategic Air
                                                                Command) in the United States Air Force. Member of the
                                                                Boards of Nabisco Holdings Corp. ("Nabisco"), Nabisco,
                                                                Inc., Northrop Grumman Corporation and Thomas Group.
Julius L. Chambers..................          62         1994   Chancellor of North Carolina Central University since
                                                                1993. For more than five years prior thereto,
                                                                Director-Counsel of the NAACP Legal Defense and
                                                                Educational Fund, Inc. Member of the Advisory Board of
                                                                First Union National Bank (Durham, NC).

John L. Clendenin...................          64         1994   Chairman of the Board and Chief Executive Officer of
                                                                BellSouth Corporation for more than five years prior to
                                                                retirement in December 1997. Member of the Boards of
                                                                Coca-Cola Enterprises Inc., Equifax Inc., The Home Depot,
                                                                Inc., The Kroger Company, National Service Industries,
                                                                Inc., Powerwave Technologies, Inc., Springs Industries,
                                                                Inc. and Wachovia Corporation.

Steven F. Goldstone.................          53         1995   Chairman since May 1996 and Chief Executive Officer of the
                                                                Company since December 1995; President since October 1995;
                                                                General Counsel from March to December 1995. Partner with
                                                                the law firm of Davis Polk & Wardwell until October 1995
                                                                and for more than five years prior thereto. Member of the
                                                                Boards of Nabisco and Nabisco, Inc.

                                                   YEAR FIRST           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
NAME                                      AGE        ELECTED                      AND OTHER INFORMATION
------------------------------------      ---      -----------  ----------------------------------------------------------
Ray J. Groves.......................          63         1995   Chairman of Legg Mason Merchant Banking, Inc. since
                                                                February 1995; previously Chairman and Chief Executive
                                                                Officer of the independent accounting firm of Ernst &
                                                                Young LLP until 1994 and for more than five years prior
                                                                thereto. Member of the Boards of Allegheny Teledyne
                                                                Incorporated, American Water Works Company, Inc.,
                                                                Consolidated Natural Gas Company, Electronic Data Systems
                                                                Corporation, LAI Worldwide, Inc. and Marsh & McLennan
                                                                Companies, Inc.

Fred H. Langhammer..................          55         1998   President of The Estee Lauder Companies Inc. ("Estee
                                                                Lauder") since 1995 and Chief Operating Officer of Estee
                                                                Lauder since 1985; also Executive Vice President of Estee
                                                                Lauder from 1985 to 1995. Member of the Boards of Estee
                                                                Lauder and RSL Communications, Ltd.

H. Eugene Lockhart..................          49         1997   Executive Vice President and Chief Marketing Officer of
                                                                AT&T Corp. since January 1999; previously President of
                                                                Global Retail Banking, BankAmerica Corp. from May 1997 to
                                                                October 1998; President and Chief Executive Officer of
                                                                MasterCard International Incorporated from 1994 to May
                                                                1997; Executive Vice President of First Manhattan Co. from
                                                                1992 to 1994. Member of the Boards of IMS Health
                                                                Corporation and First Republic Bank.

Theodore E. Martin..................          59         1997   Chief Executive Officer and President of Barnes Group Inc.
                                                                ("Barnes Group") from 1995 to retirement in December 1998;
                                                                Executive Vice President-Operations and Director of Barnes
                                                                Group from 1993 to 1995; Group Vice President of Barnes
                                                                Group from 1990 to 1993. Member of the Boards of
                                                                Ingersoll-Rand Company and Unisys Corporation.

Rozanne L. Ridgway..................          63         1989   Co-Chair of the Atlantic Council of the United States
                                                                ("Atlantic Council") from 1993 until retirement in 1996
                                                                and President of the Atlantic Council from 1989 through
                                                                1992; previously Assistant Secretary of State for European and Canadian Affairs from 1985 to 1989. Member of the
                                                                Boards of Bell Atlantic Corporation, The Boeing Company,
                                                                Emerson Electric Co., Minnesota Mining and Manufacturing
                                                                Company, Sara Lee Corporation and Union Carbide Corp.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD

    The Board met thirteen times during the 1998 fiscal year. During 1998, all then incumbent Directors attended at least 75% of the meetings of the Board and the Board committees on which they served.

    The standing committees of the Board are the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

    EXECUTIVE COMMITTEE. The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. The Executive Committee, whose current members are General Chain and Messrs. Goldstone (Chair) and Groves, did not meet during the 1998 fiscal year but took one action by written consent.

    AUDIT COMMITTEE. The Audit Committee reviews the adequacy of the Company's internal system of accounting controls, confers with the independent auditors and the internal auditors concerning their examination of the books and records of the Company and its subsidiaries, reviews actions taken to ensure compliance with the Company's Code of Conduct, recommends to the Board the appointment of independent auditors and considers other appropriate matters regarding the financial affairs of the Company and its subsidiaries. The Audit Committee, whose current members are Messrs. Chambers, Groves (Chair), Langhammer and Lockhart, held five meetings during the 1998 fiscal year.

    COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options and other long-term incentives to management employees. In addition, the Compensation Committee administers plans and programs relating to employee benefits, incentives and compensation. The Compensation Committee, whose current members are General Chain (Chair), Mr. Clendenin and Ms. Ridgway, met eight times during the 1998 fiscal year.

    CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee has responsibility for recruiting and nominating new directors and for corporate governance issues, including Board self-evaluation and chief executive officer evaluation. Only outside directors are eligible to serve on this committee. The Corporate Governance and Nominating Committee, whose current members are Messrs. Chambers and Martin and Ms. Ridgway (Chair), held three meetings during the 1998 fiscal year.

    The Corporate Governance and Nominating Committee will consider suggestions for Board nominees made by stockholders. A stockholder may recommend a person for nomination to the Board at the 2000 annual meeting of stockholders by giving notice thereof and providing certain information set forth in the Company's By-Laws, in writing, to the Secretary of the Company at 1301 Avenue of the Americas, New York, NY 10019-6013 for receipt between February 12, 2000 and March 13, 2000.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information, as of March 22, 1999, regarding the beneficial ownership of (i) Common Stock and (ii) Nabisco's Class A Common Stock, par value $.01 per share ("Nabisco Stock"), by each director of the Company, by each of the five most highly compensated executive officers of the Company (as required by SEC rules) and by all directors and executive officers of the Company as a group. Most of these individuals have the opportunity to become the beneficial owners of additional shares of Common Stock as a result of stock options vesting or becoming exercisable. See "Executive Compensation-Long Term Incentive Compensation" and "Directors' Compensation" below. Otherwise, except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of the Company or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owner.

                                            NUMBER OF SHARES OF                   NUMBER OF SHARES OF
                                               COMMON STOCK        PERCENT OF        NABISCO STOCK         PERCENT OF
                                            BENEFICIALLY OWNED       COMMON       BENEFICIALLY OWNED         NABISCO
NAME OF BENEFICIAL OWNER                          (1)(2)              STOCK             (1)(3)                STOCK
----------------------------------------  -----------------------  -----------  -----------------------  ---------------
John T. Chain, Jr.......................             13,333             *                 10,100                *
Julius L. Chambers......................             11,362             *                      0                *
John L. Clendenin.......................             11,786             *                    500                *
Steven F. Goldstone (4).................          1,160,308           0.36%              214,981                *
Ray J. Groves...........................             11,246             *                      0                *
James M. Kilts..........................             82,565             *                  1,000                *
Fred H. Langhammer......................              6,495             *                      0                *
H. Eugene Lockhart......................              7,623             *                      0                *
Theodore E. Martin......................              6,891             *                      0                *
David B. Rickard........................             88,083             *                      0                *
Rozanne L. Ridgway......................             11,333             *                      0                *
William L. Rosoff (5)...................             84,555             *                      0                *
Andrew J. Schindler.....................            385,920             *                      0                *
All Directors and Executive Officers as
  a Group...............................          2,774,296           0.85%              321,690                *

------------------------

*   Less than 0.1%.

(1) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The number of shares of Common Stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 11,333 shares for each of General Chain and Messrs. Chambers and Clendenin and Ms. Ridgway; (ii) 943,600 shares for Mr. Goldstone; (iii) 10,153 shares for Mr. Groves; (iv) 82,500 shares for Mr. Kilts; (v) 6,495 shares for Mr. Langhammer; (vi) 7,353 shares for Mr. Lockhart; (vii) 6,891 shares for Mr. Martin; (viii) 66,000 shares for Mr. Rickard; (ix) 49,500 shares for Mr. Rosoff; (x) 339,800 shares for Mr. Schindler; and (xi) 2,263,994 shares for all directors and executive officers as a group. The number of shares of Common Stock beneficially owned also includes: 179, 65, 83, 55, 646 and 5,081 shares of Common Stock currently issuable on the conversion of shares of ESOP Preferred Stock owned by, respectively, Messrs. Goldstone, Kilts, Rickard, Rosoff and Schindler and all directors and executive officers as a group. The number of shares of Common Stock beneficially owned does not include the following deferred stock units, which are common stock equivalents received as equity incentives or as deferred fees and other compensation: 30,000 units for Mr. Rickard; 3,382 units for each of General Chain, Mr. Chambers and Ms. Ridgway; 14,186 units for Mr. Clendenin; 11,164 units for Mr. Groves; 1,061 units for Mr. Langhammer; 4,709 units for Mr. Lockhart; and 4,683 units for Mr. Martin.

(3) The number of shares of Nabisco Stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 9,100 shares for General Chain; (ii) 200,000 shares for Mr. Goldstone; and (iii) 301,408 shares for all directors and executive officers as a group. The number of shares of Nabisco Stock beneficially owned does not include 50,000 restricted stock equivalents held by Mr. Kilts.

(4) Mr. Goldstone is also the holder of 200,000 performance stock units each equal in value to one share of Common Stock which will be paid to Mr. Goldstone only if (i) Mr. Goldstone remains employed by the Company through December 31, 2001 (unless he is terminated by the Company without cause or he voluntarily terminates his employment with good reason) and (ii) the market price for Common Stock averages $43.75 or more for any consecutive 30-day period ending on or prior to December 31, 2001.

(5) Mr. Rosoff has been Senior Vice President and General Counsel since January 15, 1998. Until December 31, 1997 and for more than five years prior thereto, Mr. Rosoff was a partner at Davis Polk & Wardwell, a New York law firm. Davis Polk & Wardwell has, from time to time, provided legal services to the Company and its subsidiaries during the past few years for which the law firm has been paid usual and customary fees.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock and other equity securities of the Company with the SEC and The New York Stock Exchange, Inc. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

    Based solely on a review of the copies of the forms that it has received, and on written representations from certain reporting persons that no additional forms were required, the Company believes that its officers, directors and greater than ten-percent beneficial owners complied with all of these filing requirements in 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of March 22, 1999, regarding the beneficial ownership of persons known to the Company to be the beneficial owners of more than five percent of any class of the Company's voting securities. The information was obtained from Company records and information supplied by the stockholders, including information on Schedules 13D and 13G. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                                    NUMBER OF SHARES
                                                  NAME AND ADDRESS                    BENEFICIALLY     PERCENT OF
TITLE OF CLASS                                  OF BENEFICIAL OWNER                       OWNED           CLASS
--------------------------------  ------------------------------------------------  -----------------  -----------
Common Stock                      Carl C. Icahn (1)                                      25,725,700          7.9%
                                  c/o Carl Icahn Associates Corp.
                                  767 Fifth Avenue, 47(th) Floor
                                  New York, NY 10153

Common Stock                      Capital Research and Management                        22,910,000          7.0%
                                    Company (2)
                                  333 South Hope Street
                                  Los Angeles, CA 90071

ESOP Convertible Preferred Stock  Wachovia Bank, N.A.                                    12,573,098          100%
                                  (as Trustee)(3)
                                  Box 3075, Trust Operations
                                  Winston-Salem, NC 27102

------------------------

(1) On March 11, 1999, Carl Icahn, High River Limited Partnership ("High River"), Riverdale LLC ("Riverdale"), American Real Estate Holdings L.P. ("AREH"), American Real Estate Partners, L.P. ("AREP"), American Property Investors, Inc. ("American Property"), Beckton Corp. ("Beckton"),

    Meadow Walk Limited Partnership ("Meadow Walk") and Barberry Corp. ("Barberry" and, collectively, the "Icahn Affiliates") filed Amendment No. 3 to a Schedule 13D (the "Amended Schedule 13D"). According to the Amended
    Schedule 13D, the Icahn Affiliates may be deemed to beneficially own, in the aggregate, 25,725,700 shares of Common Stock. Mr. Icahn has shared voting and dispositive power over the 25,725,700 shares. High River has sole and Riverdale has shared voting and dispositive power over 18,020,800 of the shares. AREH has sole and AREP, American Property and Beckton have shared voting and dispositive power over 6,448,200 of the shares. Meadow Walk has sole and Barberry has shared voting and dispositive power over 1,256,700 of the shares.

(2) According to the Schedule 13G dated February 11, 1999 filed with the SEC by Capital Research and Management Company ("Capital"), Capital, a registered investment advisor, is deemed to be the beneficial owner of 22,910,000 shares of common stock as a result of acting as investment adviser to various registered investment companies.

(3) Wachovia Bank, N.A. ("Wachovia") holds the ESOP Preferred Stock in its capacity as trustee of the RJRN Defined Contribution Master Trust (the "Master Trust"). Under the terms of the Master Trust, Wachovia is required to vote shares of ESOP Preferred Stock allocated to participants' accounts in accordance with instructions received from the participants and to vote allocated shares of ESOP Preferred Stock for which it has not received instructions and unallocated shares in the same ratio as shares with respect to which instructions have been received. Wachovia has no investment power or beneficial ownership interest with respect to the ESOP Preferred Stock.

          ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to stockholder ratification, the Board has appointed the firm of Deloitte & Touche LLP ("Deloitte & Touche") as independent auditors for the fiscal year ending December 31, 1999 and until their successors are selected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of Directors who are not employees of the Company or its subsidiaries.

    A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

    The Board considers Deloitte & Touche to be well qualified and recommends that the stockholders vote FOR ratification of its appointment as independent auditors of the Company for the upcoming fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY

    The following pages describe the components of the total compensation of the five most highly compensated executive officers (as defined under SEC rules) of the Company at the end of the last completed fiscal year. The bonuses shown represent amounts that the Compensation Committee and the Board approved for each named individual based on Company performance for the applicable year. The long-term compensation shown in the Summary Compensation Table was provided under the Company's 1990 Long Term Incentive Plan (the "LTIP") which provides for various types of awards such as stock options, restricted stock, performance unit awards and performance appreciation rights (PARs), as described below. Some of the long-term compensation shown for Messrs. Goldstone and Kilts was provided under a long-term incentive plan maintained by Nabisco. Also described below is the future compensation such individuals may receive under the Company's retirement plans or, following termination of employment under certain circumstances, under individual agreements.

SUMMARY COMPENSATION TABLE

    The following table presents certain specific information regarding the compensation of the most highly compensated executive officers of the Company. Mr. Rosoff became employed by the Company on January 15, 1998, and the amounts disclosed below reflect the portion of the year during which he was employed by the Company.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                       -----------------------------------  --------------------------------------------------
                                                                 OTHER      RESTRICTED                              LONG-TERM
                                                                ANNUAL         STOCK      RN STOCK     NA STOCK     INCENTIVE
NAME & PRINCIPAL POSITION     YEAR      SALARY    BONUS(1)   COMPENSATION   AWARD(X)(2)  OPTIONS(#)   OPTIONS(#)     PAYOUTS
--------------------------  ---------  ---------  ---------  -------------  -----------  -----------  -----------  -----------
STEVEN F. GOLDSTONE.......       1998  $ 800,000  $1,950,000  $ 2,005,247(4)  $7,300,000          0      100,000    $       0
  CHAIRMAN & CEO                 1997  $ 800,000  $1,950,000  $ 1,988,531    $       0      460,000       60,000    $       0
                                 1996  $ 800,000  $2,200,000  $ 3,772,298    $       0      400,000      200,000    $       0

JAMES M. KILTS............       1998  $ 900,000  $ 765,000   $   132,831(5)  $2,396,875    250,000      415,000    $       0
  PRESIDENT & CEO,               1997
  NABISCO, INC.                  1996

ANDREW J. SCHINDLER.......       1998  $ 616,667  $ 438,000   $    72,376(6)  $1,192,188          0            0    $       0
  PRESIDENT & CEO, R.J.          1997  $ 575,000  $ 403,000   $    69,799    $       0            0            0    $3,000,000
  REYNOLDS TOBACCO CO.....       1996  $ 537,499  $ 465,000   $   237,474    $       0      200,000            0    $ 709,200

DAVID B. RICKARD..........       1998  $ 595,833  $ 495,000   $    64,747(6)  $ 730,000     150,000            0    $       0
  SVP & CFO RJR NABISCO,         1997  $ 386,538  $ 350,000   $    44,734    $ 975,000      100,000            0    $       0
  INC.....................       1996

WILLIAM L. ROSOFF.........       1998  $ 575,000  $ 462,000   $    56,807(6)  $1,273,125    150,000            0    $       0
  SVP & GENERAL COUNSEL          1997
  RJR NABISCO, INC.              1996

                                  ALL
                                 OTHER
NAME & PRINCIPAL POSITION   COMPENSATION(3)
--------------------------  ----------------
STEVEN F. GOLDSTONE.......     $  169,400
  CHAIRMAN & CEO               $  176,900
                               $  115,700
JAMES M. KILTS............     $   49,435
  PRESIDENT & CEO,
  NABISCO, INC.
ANDREW J. SCHINDLER.......     $   33,246
  PRESIDENT & CEO, R.J.        $   31,200
  REYNOLDS TOBACCO CO.....     $   26,358
DAVID B. RICKARD..........     $   28,375
  SVP & CFO RJR NABISCO,       $  261,250
  INC.....................
WILLIAM L. ROSOFF.........     $   16,500
  SVP & GENERAL COUNSEL
  RJR NABISCO, INC.

------------------------------

(1) The bonus amounts shown for 1998 for all of the named executive officers reflect annual cash bonus payments that were based on Company (or operating company) performance during 1998. The amounts shown for Messrs. Kilts and Schindler reflect adjustments made by the Committee to the applicable performance measures. The bonus amounts for Messrs. Goldstone, Schindler, Rickard and Rosoff were supplemented with Performance Notes equal to 20% of their target bonus. The Performance Notes are described and set forth on pages 12-13.

(2) All of the named executive officers were granted restricted stock or restricted stock equivalents in 1998. The grants for Messrs. Goldstone, Schindler, Rickard and Rosoff were in the form of Common Stock, and the grant for Mr. Kilts was in the form of restricted stock equivalents of Nabisco Stock. The 1998 grants were as follows:

                                                                                                     12/31/98
NAME                                               # OF SHARES    DATE OF GRANT    VESTING DATE        VALUE
------------------------------------------------  -------------  ---------------  ---------------  -------------
Mr. Goldstone...................................   200,000 (RN)        2/6/98            2/6/2006   $ 5,937,400
Mr. Kilts.......................................    50,000 (NA)        1/2/98            1/2/2003   $ 2,075,000
Mr. Schindler...................................    35,000 (RN)        2/6/98            2/6/2003   $ 1,039,045
Mr. Rickard.....................................    20,000 (RN)       1/15/98           1/15/2003   $ 1,484,350
Mr. Rosoff......................................    35,000 (RN)       1/15/98     1/15/2001 (33%)
                                                                                  1/15/2002 (33%)
                                                                                  1/15/2003 (34%)   $ 1,039,045

   The 12/31/98 value shown for Mr. Rickard also includes the value of 30,000 restricted Common Stock units granted in a prior year. The awards may vest earlier than the date shown in certain circumstances. Dividends are paid on the restricted stock (or stock units) to the same extent as for unrestricted shares of Common Stock or Nabisco Stock, as appropriate.

(3) The amounts shown in the table for 1998 reflect Company contributions made on behalf of the named individuals under the Company's qualified and non-qualified defined contribution plans as follows:

                      COMPANY MATCHING
                        CONTRIBUTION      COMPANY CONTRIBUTION
NAME                  (QUALIFIED PLAN)    (NON-QUALIFIED PLAN)
-------------------  -------------------  ---------------------
Mr. Goldstone......       $   4,800             $  91,200
Mr. Kilts..........       $   4,800             $  24,525
Mr. Schindler......       $   4,800             $  25,790
Mr. Rickard........       $   4,800             $  23,575
Mr. Rosoff.........       $   4,050             $  12,450

    The amount shown in the table for Mr. Goldstone for 1998 also includes $73,400, which was the 1998 premium for the insurance policy referred to in footnote (4). The amount shown in the table for Mr. Kilts for 1998 also includes $20,110, which was the 1998 premium for the insurance policy referred to in footnote (5). The amount shown in the table for Mr. Schindler for 1998 also includes $2,651, in connection with the partial forgiveness of Mr. Schindler's indebtedness to the Company (as discussed on page 11, below).

(4) Most of the amount shown in the table for Mr. Goldstone for 1998 represents amounts reimbursed by the Company to Mr. Goldstone for certain income tax liabilities related to the funding of his retirement plan benefit (described under "Retirement Plans") and to his life insurance policy. The amount shown in the table also reflects amounts not paid to Mr. Goldstone but nonetheless allocable to his personal use of Company facilities ($84,753) and amounts attributable to Mr. Goldstone's participation in the Company's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($61,750) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance.

(5) The amount shown in the table for Mr. Kilts for 1998 includes amounts reimbursed to Mr. Kilts by Nabisco for certain income tax liabilities related to his life insurance policy. The amount shown in the table also reflects amounts attributable to his participation in the executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($54,750) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance. The amount shown in the table also includes Nabisco's reimbursement to Mr. Kilts of certain country club initiation fees ($37,363).

(6) The amounts shown in the table for Messrs. Schindler, Rickard and Rosoff for 1998 include amounts attributable to their participation in the Company's executive perquisite program, which provides them with supplemental insurance, a leased automobile and an annual allowance ($47,500) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance.

LONG-TERM INCENTIVE COMPENSATION

    The Company maintains the LTIP to provide executives with long-term performance-based incentive compensation. The Company has issued stock options, restricted stock and other performance-based awards under the LTIP to the named executive officers and to other key employees. The following table identifies the grants of stock options made to named executive officers in 1998. For Messrs. Goldstone and Kilts, the table includes options to purchase shares of Nabisco Stock granted pursuant to a long-term incentive plan maintained by Nabisco. All of the stock options identified on the following table have exercise prices equal to the per-share fair market value of the covered securities on the date of grant.

                     OPTIONS GRANTED IN FISCAL YEAR (1998)

                                                                     PERCENT OF TOTAL
                                               NO. OF SECURITIES    OPTIONS GRANTED TO    EXERCISE                      GRANT DATE
                                              UNDERLYING OPTIONS    EMPLOYEES IN FISCAL     PRICE                        PRESENT
NAME                                              GRANTED (#)            YEAR (1)         ($/SHARE)   EXPIRATION DATE   VALUE (2)
--------------------------------------------  -------------------   -------------------   ---------   ---------------   ----------
S.F. Goldstone..............................      100,000 NA(3)            3.54%           $47.63         1/15/08       $1,578,000

J.M. Kilts..................................      250,000 RN(4)           39.18%           $37.38          1/2/08       $1,862,500
                                                  250,000 NA(3)            8.85%           $47.94          1/2/08       $3,972,500
                                                  165,000 NA(3)            5.84%           $45.06          2/5/08       $2,463,450

D.B. Rickard................................      150,000 RN(4)           23.51%           $36.50         1/15/08       $1,092,000

W.L. Rosoff.................................      150,000 RN(4)           23.51%           $36.38         1/16/08       $1,087,500

------------------------------

(1) The percentages shown in this column represent, in the case of those options labeled "RN", the percentage these options represent of all options to purchase Common Stock that were granted to employees in 1998 and, in the case of those options labeled "NA", the percentage these options represent of all options to purchase Nabisco Stock that were granted to employees in 1998 under the long-term incentive plan maintained by Nabisco. In total, options to purchase 638,036 shares of Common Stock were granted in 1998 under the LTIP and options to purchase 2,825,3383 shares of Nabisco Stock were granted in 1998 under the long-term incentive plan maintained by Nabisco.

(2) The grant date present values shown in the table were determined pursuant to the Black-Scholes option valuation model (a widely used stock option valuation methodology), using the following assumptions. For RN options: stock price volatility factor of .3116; dividend yield of 6.08%; interest rate of 5.46%; and a seven year term. For NA options: stock price volatility factor of .2588; dividend yield of 1.62%; interest rate of 5.46% and a seven year term. There were no adjustments made for non-transferability or risk of forfeiture. The actual value, if any, that an executive officer may realize from his or her stock options (assuming that they are exercised) will depend solely on any gain in stock price over the exercise price when the shares are sold.

(3) These stock options relate to shares of Nabisco Stock and were granted pursuant to a long-term incentive plan maintained by Nabisco. The stock option grant to Mr. Goldstone was made on January 15, 1998 and the stock option grants to Mr. Kilts were made on January 2, 1998 (in connection with the commencement of his employment with Nabisco) and February 5, 1998. The Nabisco stock options vest over three years in accordance with the following schedule: 33% on each of the first and second January 1 following the date of grant and 34% on the third January 1 following the date of grant, but may not be exercised until the third anniversary of the date of grant. The stock options have a term of 10 years from the date of grant, but are subject to earlier cancellation in certain circumstances.

(4) The stock option grants to Mr. Kilts (made on January 2, 1998) and Mr. Rosoff (made on January 16, 1998) were made in connection with their commencement of employment with Nabisco and the Company, respectively. These stock options become vested and exercisable over three years in accordance with the following schedule: 33% on each of the first and second anniversaries of the date of grant and 34% on the third anniversary of the date of grant. The stock option grant to Mr. Rickard was made on January 15, 1998 and becomes fully vested and exercisable on the fifth anniversary of the date of grant. All of the stock options have 10 year terms, but are subject to earlier cancellation in certain circumstances.

    Certain options granted in prior years to Messrs. Goldstone and Schindler under the LTIP were conditioned on the purchase by them of Common Stock. In connection with the purchase of Common Stock under the LTIP, they were permitted to borrow on a secured basis from the Company the purchase price for the shares of the purchased stock, plus an additional amount to pay taxes, if any, due on any taxable income recognized in connection with such purchases. In February 1998, Mr. Schindler's indebtedness was $343,276 and he sold the shares of Common Stock that were used to secure the indebtedness and used the proceeds to repay the indebtedness. The proceeds were sufficient to repay all but $2,651 of the indebtedness and the Company, pursuant to a prior understanding under which Mr. Schindler had earlier refrained from selling the shares, forgave the shortfall. For Mr. Goldstone, the current annual interest rate is 6.26% (the applicable federal rate for long-term loans as of December 1995). The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of March 31, 1999, Mr. Goldstone's outstanding indebtedness in connection with his loan was $613,535. During 1996, Nabisco permitted Mr. Goldstone to purchase Nabisco stock from Nabisco under a long-term incentive plan maintained by Nabisco at a price equal to the fair market value of such stock on the date of purchase. In connection with the purchase, Mr. Goldstone was permitted to borrow on a secured basis from Nabisco the purchase price for the shares of the purchased stock. The current annual interest rate was set at 6.72%, the then applicable federal rate for long-term loans. The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of March 31, 1999, Mr. Goldstone's outstanding indebtedness to Nabisco in connection with his loan was $604,690.

    The following table provides information relating to the number and value of shares of Common Stock and Nabisco Stock subject to options held by the named executive officers as of December 31, 1998. There were no stock option exercises during 1998 by any of the named individuals.

                          AGGREGATED OPTION VALUES AT
                           FISCAL YEAR-END (12/31/98)

                                                                    NO. OF SECURITIES         VALUE OF UNEXERCISED,
                                                                        UNDERLYING          IN-THE-MONEY OPTIONS HELD
                                                                  UNEXERCISED OPTIONS AT                AT
                                                                       FY-END(#)(1)                FY-END($)(2)
                                                                --------------------------  --------------------------
NAME                                                  TYPE      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------------      ---      -----------  -------------  -----------  -------------

S.F. Goldstone...................................          RN      711,800        548,200    $ 156,200    $         0
                                                           NA            0        360,000    $       0    $ 1,895,000

J.M. Kilts.......................................          RN            0        250,000    $       0    $         0
                                                           NA            0        415,000    $       0    $         0

A. J. Schindler..................................          RN      287,800        120,000    $ 397,139    $         0

D.B. Rickard.....................................          RN       33,000        217,000    $       0    $         0

W.L. Rosoff......................................          RN            0        150,000    $       0    $         0

------------------------

(1) Some of the unexercisable stock options are vested but not exercisable.

(2) Calculated based on the excess of the fair market value on December 31, 1998 of Common Stock ($29.687) or Nabisco Stock ($41.50), as appropriate, over the option exercise price.

    As noted in footnote (1) to the Summary Compensation Table, a portion of the 1998 annual bonus earned by Messrs. Goldstone, Schindler, Rickard and Rosoff is denominated in the form of Performance Notes. Performance Notes are phantom units whose value may fluctuate up and down based on attainment of financial performance objectives that are derived from the Company's or an operating company's long-term strategic plan. For 1998, Messrs. Goldstone, Rickard and Rosoff were granted RJR Nabisco Performance Notes with an initial value of $36.00 and a value of $43.96 on December 31, 1998, and Mr. Schindler was granted R.J. Reynolds Tobacco Company Performance Notes with an initial value of $36.00 and a value of $39.08 on December 31, 1998. The Performance Notes do not vest until December 31, 2000 and will be paid-out based on their value at that time.

    The regular annual 1998 long-term incentive grants for Messrs. Schindler, Rickard and Rosoff were made in the form of Performance Appreciation Rights ("PARs"), which are appreciation rights on the Performance Notes of the Company and its operating companies. PARs granted to Mr. Schindler were a combination of appreciation rights on R.J. Reynolds Tobacco Company Performance Notes (80%) and RJR Nabisco Performance Notes (20%). PARs granted to Messrs. Rickard and Rosoff were a combination of appreciation rights on RJR Nabisco Performance Notes (55%), R.J. Reynolds Tobacco Company Performance Notes (15%), R.J. Reynolds International Performance Notes (15%) and Nabisco Performance Notes (15%). The Performance Notes had an initial value of $36.00 ($46.00 for Nabisco Performance Notes) on January 1, 1998. Upon a change of control or a spin-off (as defined below), the PARs will have a minimum value based on the value of the related Performance Notes on the date of the change of control or the spin-off.

    The following table sets forth the Performance Notes and Performance Appreciation Rights that were granted to the named executive officers in 1998. Because the future value of Performance Notes and, consequently, the PARs will depend solely on Company (or operating company) performance, there is no minimum or maximum payout amount. The values of the Performance Notes and PARs on December 31, 1998 are included in footnotes to the table.

                            LONG TERM INCENTIVE PLAN
                           AWARDS IN FISCAL YEAR 1998

                                                                        AWARDS
                                                   ------------------------------------------------
                                        PERFORMANCE NOTES/UNITS
                              -------------------------------------------         PERFORMANCE APPRECIATION RIGHTS
                                                    PERFORMANCE OR OTHER   ----------------------------------------------
                                                        PERIOD UNTIL                                    PERFORMANCE OR
                              NO. OF PERFORMANCE         MATURATION           NO. OF PERFORMANCE      OTHER PERIOD UNTIL
NAME                               NOTES (1)             OR PAYOUT         APPRECIATION RIGHTS (2)   MATURATION OR PAYOUT
----------------------------  -------------------  ----------------------  ------------------------  --------------------
S.F. Goldstone..............           6,944               12/31/00                        0
A.J. Schindler (3)..........           2,430               12/31/00                  160,000                12/31/02
D.B. Rickard (4)............           2,392               12/31/00                  146,000                12/31/02
W.L. Rosoff (4).............           2,333               12/31/00                  146,000                12/31/02

------------------------------

(1) The December 31, 1998 value of RJR Nabisco Performance Notes earned by Messrs. Goldstone, Rickard and Rosoff was $43.96. The December 31, 1998 value of R.J. Reynolds Tobacco Company Performance Notes earned by Mr. Schindler was $39.08.

(2) The December 31, 1998 values of the PARs were as follows: RJR Nabisco PARs $7.96; R.J. Reynolds Tobacco Company PARs $3.08; R.J. Reynolds International PARs $0 and Nabisco PARs $0.

(3) The number shown in the table for Mr. Schindler represents a combination of 128,000 R.J. Reynolds Tobacco Company PARs and 32,000 RJR Nabisco PARs. The PARs have a term of 5 years from the date of grant and vest over three years in accordance with the following schedule: 33% on each of the first and second December 31 following the date of grant and 34% on the third December 31 following the date of grant.

(4) The numbers shown in the table for Messrs. Rickard and Rosoff represent, for each of them, a combination of 86,000 RJR Nabisco PARs, 24,000 R.J. Reynolds Tobacco Company PARs, 24,000 R.J. Reynolds International PARs and 12,000 Nabisco PARs. The PARs have a term of 5 years from the date of grant and vest over three years in accordance with the following schedule: 33% on each of the first and second December 31 following the date of grant and 34% on the third December 31 following the date of grant.

RETIREMENT PLANS

    The named executive officers participate in noncontributory defined benefit retirement plans maintained by the Company or its subsidiaries. Mr. Goldstone and Mr. Schindler also participate in a Supplemental Executive Retirement Plan (the "SERP"). Benefits under the SERP are payable only after a participant's retirement at a specified retirement age or earlier retirement or termination in certain circumstances.

    The following table shows the estimated annual benefits payable upon retirement under the SERP, as described in the preceding paragraph. The retirement benefits shown are computed prior to being offset for Social Security and are based upon retirement at age 60 and the payment of a single-life annuity to the employee.

                                                                                   ESTIMATED
                                                                                     ANNUAL
                                                                                   RETIREMENT
                                                                                    BENEFITS
                                                                                    YEARS OF
                                                                                    SERVICE
AVERAGE                                                                           ------------
FINAL COMPENSATION                                                                 20 OR MORE
--------------------------------------------------------------------------------  ------------
$900,000........................................................................  $    450,000
$1,000,000......................................................................  $    500,000
$1,200,000......................................................................  $    600,000
$1,600,000......................................................................  $    800,000
$2,000,000......................................................................  $  1,000,000
$2,400,000......................................................................  $  1,200,000
$2,800,000......................................................................  $  1,400,000
$3,200,000......................................................................  $  1,600,000
$3,600,000......................................................................  $  1,800,000

    For purposes of determining retirement benefits under this table, "Average Final Compensation" consists of the annualized sum of base salary, bonus in the year earned and pre-tax contributions to plans maintained under sections 401(k) and 125 of the Code, and is determined by considering the 36 consecutive months that yield the highest average compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1998 was $2,833,333 for Mr. Goldstone, and $1,011,722 for Mr. Schindler. Both Mr. Goldstone and Mr. Schindler are expected to have more than 20 years of credited service at age 60 (giving effect to individual arrangements).

    The Company has purchased annuity contracts to provide retirement benefits under the SERP for Mr. Goldstone. The annuity contracts cover Mr. Goldstone's after-tax vested benefits, reduced by his vested benefit under the Company's qualified pension plan. In 1998, the Company purchased annuity contracts to cover the retirement benefits accrued in 1997 for Mr. Goldstone. The benefits to be provided by the purchase of annuity contracts will not be available to Mr. Goldstone until he retires or is otherwise eligible for benefits under the SERP.

    Retirement benefits for Messrs. Kilts, Rickard and Rosoff are determined by the formula under a non-contributory qualified defined benefit plan maintained by RJRN that has no Social Security offset. The following table shows the estimated annual single life annuity payable at age 65 under the plan.

                                                    ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                              YEARS OF SERVICE
                   AVERAGE                     ----------------------------------------------
             FINAL COMPENSATION                    10          15          20          25
---------------------------------------------  ----------  ----------  ----------  ----------
$1,000,000...................................  $  172,804  $  237,711  $  297,181  $  345,946
 1,100,000...................................     190,203     261,635     327,086     380,744
 1,200,000...................................     207,602     285,558     356,990     415,542
 1,300,000...................................     225,001     309,482     386,894     450,340
 1,400,000...................................     242,399     333,405     416,799     485,137
 1,500,000...................................     259,798     357,328     446,703     519,935
 1,600,000...................................     277,197     381,252     476,607     554,733
 1,700,000...................................     294,596     405,175     506,511     589,531
 1,800,000...................................     311,995     429,099     536,416     624,328
 1,900,000...................................     329,394     453,022     566,320     659,126
 2,000,000...................................     346,793     476,946     596,224     693,924

    For plan purposes, compensation includes base salary, annual bonus (in the year earned) and certain other payments. "Average Final Compensation" under the plan is determined by considering the 36 consecutive months that yield the highest average annual compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1998 was: for Mr. Kilts $1,665,000; for Mr. Rickard $1,044,213; and for Mr. Rosoff $1,037,000.
Estimated years of credited service (rounded to the nearest year) at age 65 was: for Mr. Kilts 15 years; for Mr. Rickard 15 years; and for Mr. Rosoff (giving effect to his individual arrangement) 23 years. Mr. Kilts' employment agreement provides him with a minimum annual pension equal to $200,000 (payable as a single life annuity beginning at age 60) if he completes five years of service or if he is involuntarily terminated prior thereto.

AGREEMENTS WITH CERTAIN OFFICERS

    The Company and RJRN entered into an employment agreement with Mr. Goldstone effective December 5, 1995, and most recently amended and restated effective as of January 1, 1997, pursuant to which Mr. Goldstone serves as Chairman, Chief Executive Officer and President of the Company and RJRN. Pursuant to the employment agreement, Mr. Goldstone is entitled to receive an annual base salary of at least $1.25 million per year and an annual target bonus opportunity of 100% of his base salary. The employment agreement provides that Mr. Goldstone is eligible for retiree medical coverage, for which purpose he is deemed to be at least age 55 with the maximum creditable years of service. The employment agreement provides that in the event Mr. Goldstone becomes disabled, his disability benefit will be equal to 100% of his base salary payable for a maximum of two years, at which point Mr. Goldstone's employment will be terminated and disability benefits will cease. The employment agreement also provides that Mr. Goldstone will participate in the SERP, under which he is credited with 13.5 years of service in addition to his actual service with RJRN in order to address retirement benefits foregone from Mr. Goldstone's prior employer. Mr. Goldstone's after-tax benefit under the SERP is required to be funded on a current basis, and Mr. Goldstone is to be reimbursed for taxes incurred as a result of funding this arrangement. Under the employment agreement, Mr. Goldstone is to be provided with life insurance, on a tax-reimbursed basis, with a face amount of $3 million.

    The employment agreement provides that if the Company or RJRN terminates Mr. Goldstone's employment without "cause" or if Mr. Goldstone terminates his employment for "good reason", then Mr. Goldstone will receive compensation continuance for three years. In addition, he is entitled to receive retirement credits, welfare benefits and certain perquisites (collectively, "Continued Benefits") for the same three year period. Compensation continuance will be based on Mr. Goldstone's then current base salary and target annual bonus. The employment agreement provides that in such event, or if Mr. Goldstone's employment is terminated following his permanent disability, Mr. Goldstone will be eligible for the maximum benefit under the SERP, payable upon such termination. The benefit will be equal to the present value of the benefit that would have been paid to Mr. Goldstone at the end of compensation continuance, with no other reduction for commencement of payment prior to Mr. Goldstone's normal retirement date under the SERP. "Cause" includes willful gross misconduct or malfeasance, or substantial and continuing willful refusal by Mr. Goldstone to perform his duties, in each case having a material adverse effect on the Company or RJRN, or certain criminal conduct. "Good reason" includes a reduction in Mr. Goldstone's duties or positions, a reduction in Mr. Goldstone's salary or annual target bonus opportunity, relocation, a material breach of the contract by RJRN or the Company or, following a Change of Control, a reduction in compensation programs or benefits.

    Upon a Change of Control, and if Mr. Goldstone's employment is terminated during the 24-month period following a Change of Control or a spinoff of one of the Company's major business units (a "Spin-off"), the employment agreement provides for compensation and benefits consistent with the provisions applicable to other headquarters employees as described below. A Change of Control includes certain acquisitions of 30% or more of the combined voting power of the Company securities, certain changes in the composition of the Company's Board of Directors, certain mergers or consolidations of the Company or the disposition of substantially all the assets of the Company. If a "parachute" excise tax is imposed on any payments to Mr. Goldstone, he will be entitled to tax reimbursement payments.

    On November 20, 1997, Nabisco and Nabisco, Inc. entered into an employment agreement with Mr. Kilts pursuant to which Mr. Kilts agreed to serve as President and Chief Executive Officer of Nabisco and as a member of the Board of Directors of Nabisco and Nabisco, Inc., all as of January 1, 1998. Pursuant to the employment agreement, Mr. Kilts is entitled to receive an annual base salary of at least $900,000 per year and is eligible for an annual target bonus opportunity of at least 85% of his base salary for the relevant year. Upon his completion of five years of active service (or earlier involuntary termination of employment), Mr. Kilts is entitled to a minimum annual pension of $200,000 (payable as a single life annuity beginning at age 60). Under the employment agreement, Nabisco also provides Mr. Kilts with life insurance, on a tax-reimbursed basis, with a face amount of $1 million and will provide Mr. Kilts with retiree medical coverage (with a minimum of 10 years credited service) upon his retirement or after age 55.

    The employment agreement provides that if Mr. Kilts' employment is terminated without "cause" or if Mr. Kilts terminates his employment for "good reason", then he will receive two times his annual salary and annual target bonus opportunity payable over three years and continued benefits for the same period during which time he is obligated to provide certain consulting services to Nabisco. If the termination is following a change of control of Nabisco (as defined in the employment agreement), the compensation will be paid in a discounted lump-sum based on three times his annual salary and target bonus opportunity as in effect immediately prior to such termination or, if higher, immediately prior to the change of control. "Cause" includes criminal dishonesty, misconduct materially damaging to Nabisco, RJRN or the Company, or deliberate and continuing willful refusal by Mr. Kilts to perform his duties. "Good reason" includes a reduction in Mr. Kilts' responsibilities, a reduction in his salary and annual target bonus opportunity, relocation, or a change of control or divestiture of Nabisco by the Company following which the Chairman of Nabisco is anyone other than the Chairman of the Company. If a "parachute" excise tax is imposed on any payments to Mr. Kilts, he will be entitled to tax reimbursement payments.

    In October 1988, RJRN entered into an agreement with Mr. Schindler which was supplemented in December 1988 and December 1995, providing that if Mr. Schindler's employment is terminated other than for "cause" or, within twenty-four months following a Change of Control, for "good reason", he will be entitled to an amount equal to two times his annual salary and target bonus payable over three years and Continued Benefits for the same period. Mr. Schindler also participates in the SERP. "Cause" includes, generally, criminal conduct, deliberate refusal to perform employment duties or deliberate misconduct materially damaging to RJRN. "Good reason" includes a material reduction in duties, reduction in pay, grade or bonus opportunity, reduction in compensation programs or benefits, relocation or material breach of the arrangement by the Company or RJRN. If a "parachute" excise tax is imposed on any payments to Mr. Schindler, Mr. Schindler will also be entitled to tax reimbursement payments. In addition, upon a Change of Control, restrictions on restricted stock held by Mr. Schindler will lapse and all his outstanding stock options under the LTIP and a predecessor plan will vest and be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. In addition, upon termination of employment following a Change of Control, Mr. Schindler's annual incentive awards would vest pro-rata and be paid in a lump sum and his PARs would vest and be paid in a lump sum.

    In March 1997, the Company and RJRN entered into an agreement with Mr. Rickard which was amended and restated in June 1998, providing that if Mr. Rickard's employment is terminated without "cause" or, within twenty-four months following a Change of Control or a Spinoff, for "good reason," he will be entitled to two times his annual salary and annual target bonus opportunity payable over three years and Continued Benefits for the same period. Upon a Change of Control or a Spinoff, or if Mr. Rickard's employment is terminated by the Company without "cause" or by Mr. Rickard for "good reason" during the 24-month period following a Change of Control or a Spinoff, the agreement provides for compensation and benefits consistent with the provisions applicable to other headquarters employees, as described below. If, during the 24-month period following a Spinoff, Mr. Rickard's employment is terminated by the Company without "cause" or by Mr. Rickard for "good reason," his agreement provides for payment, in a lump sum, of the present value of his non-qualified retirement benefits and for retiree health care benefits during his period of Continued Benefits. "Cause" includes, generally, criminal conduct, deliberate refusal to perform employment duties or deliberate misconduct materially damaging to the Company or RJRN. "Good reason" includes a material reduction in duties, reduction in pay, grade or annual target bonus opportunity, reduction in compensation programs or benefits, relocation or material breach of the arrangement by the Company or RJRN. In the event that a "parachute" excise tax is imposed on any payments to Mr. Rickard, Mr. Rickard will also be entitled to tax reimbursement payments.

    The Company and RJRN entered into an employment agreement with Mr. Rosoff effective January 15, 1998, pursuant to which Mr. Rosoff is entitled to receive an annual base salary of at least $600,000 per year and an annual target bonus opportunity of 70% of his base salary. The employment agreement provides that, for pension calculation purposes, Mr. Rosoff will be credited with ten years of additional service in addition to his actual service with RJRN in order to address retirement benefits foregone from Mr. Rosoff's prior employer. The employment agreement also provides that if Mr. Rosoff's employment is terminated without "cause" or for "good reason," he will be entitled to two times his annual salary and annual target bonus opportunity payable over three years and Continued Benefits for the same period. Upon a Change of Control or a Spinoff, or if Mr. Rosoff's employment is terminated by the Company without "cause" or by Mr. Rosoff for "good reason" during the 24-month period following a Change of Control or a Spinoff, the agreement provides for compensation and benefits consistent with the provisions applicable to other headquarters employees, as described below. If, during the 24-month period following a Spinoff, Mr. Rosoff's employment is terminated by the Company without "cause" or by Mr. Rosoff for "good reason," his agreement provides for payment, in a lump sum, of the present value of his non-qualified retirement benefits and for retiree health care benefits during his period of Continued Benefits. "Cause" includes, generally, criminal conduct, deliberate refusal to perform employment duties or deliberate misconduct materially damaging to the Company or RJRN. "Good reason" includes a material reduction in duties, reduction in pay, grade or annual target bonus opportunity, reduction in compensation programs or benefits, relocation or material breach of the arrangement by the Company or RJRN. If a "parachute" excise tax is imposed on any payments to Mr. Rosoff, Mr. Rosoff will also be entitled to tax reimbursement payments.

    As discussed in prior proxy statements, the Company maintains a retention program (the "Retention Program") for corporate headquarters employees and certain other key employees in the event of certain corporate transactions. The Retention Program provides benefits to eligible employees whose employment is terminated within twenty-four months following a Change of Control or a Spinoff, and provides for certain other payments upon a Change of Control. Messrs. Goldstone, Rickard and Rosoff are entitled to these benefits under the terms of their respective employment agreements. For example, upon a Change of Control annual incentive awards will be paid on a pro-rata basis, restrictions on restricted stock will lapse and all outstanding stock options under the LTIP and a predecessor plan (whether held by headquarters employees or certain others) will vest and be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. In addition, upon the termination of employment of a headquarters employee, including Messrs. Goldstone, Rickard and Rosoff, during the 24-month period following a Change of Control or a Spinoff (in the case of Messrs. Rickard and Rosoff), annual incentive awards will vest pro-rata and be paid in a lump sum and PARs held by headquarters employees, including Messrs. Rickard and Rosoff, will vest and be paid in a lump sum. Upon termination of employment following a Change of Control, severance and Continued Benefits for the severance period will be paid in a lump sum payment equal to the present value of such amounts (except to the extent certain Continued Benefits continue to be provided by RJRN or the Company). If "parachute" excise taxes would be imposed on any payments to participants in the Retention Program, such participants will be entitled to tax reimbursement payments.

DIRECTORS' COMPENSATION

    Directors who are not employees of the Company or its subsidiaries ("Outside Directors") receive an annual retainer fee of $50,000 per year, plus attendance fees of $1,250 for each meeting, including certain designated days during which the Board (or a committee of the Board) conducts Company business. In addition, Outside Directors who are committee members receive committee attendance fees of $1,250 for each meeting and committee chairs each receive a $5,000 annual retainer. The Company offers Outside Directors life insurance having a death benefit of up to $100,000, participation in a charitable giving program (pursuant to which directors with at least three years of service may direct that up to $1 million be contributed to eligible charitable institutions following the director's death), a matching grants program and supplemental insurance programs. Each Outside Director, upon becoming a director, is granted an option pursuant to a stock option plan to purchase 6,000 shares of Common Stock. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. They cannot be exercised for six months following the date of grant but, thereafter, are exercisable for ten years from the date of grant. In addition, an Outside Director receives an annual grant of stock options which is made on the date of the director's election or re-election to the Board of Directors determined pursuant to a formula set forth in the applicable plan. In 1998, each eligible director as of the May 1998 annual meeting received an annual stock option to purchase 1,500 shares of Common Stock at an exercise price of $27.44 (the fair market price of Common Stock on the date of grant). The annually granted stock options have a ten year term and vest over three years (33% on the first and second anniversaries of the date of grant and 34% on the third anniversary). In addition, in lieu of an annual accrual under the Directors Retirement Plan (which was terminated in 1996), each Outside Director receives an annual grant of 1,000 common stock units that are not paid until termination of the director's services. This stock unit grant is made on the date of the director's election or re-election to the Board of Directors.

    No compensation is paid to directors who are employees of the Company or its subsidiaries in their capacity as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of General Chain, Mr. Clendenin and Ms. Ridgway. During 1998, John G. Medlin, Jr. (who is no longer a director) served as a member of the Compensation Committee. There are no Compensation Committee interlocks or insider participation.

         RJR NABISCO HOLDINGS CORP, S&P 500 INDEX, AND S&P FOOD/TOBACCO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            RN COMMON STOCK     S&P 500 INDEX    S&P FOOD/TOBACCO
12/31/93                  100              100                 100
12/31/94                   86              101                 111
12/31/95                  101              139                 163
12/31/96                  119              171                 203
12/31/97                  139              228                 266
12/31/98                  119              294                 313

------------------------

1. The S&P Food/Tobacco Index is a weighted average of the separate S&P Food and Tobacco indices based upon the percentage of operating income from the Company's subsidiaries before restructuring charges, initial upfront tobacco settlement and related expenses, and amortization of trademarks and goodwill. For the year ended December 31, 1998, 66% of the Company's operating income before restructuring charges and amortization of trademarks and goodwill came from tobacco operations and 34% came from food operations.

2. Total returns assume $100 invested on December 31, 1993 in Common Stock, the S&P 500 Index and the S&P Food/Tobacco Index with reinvestment of dividends.

                         COMPENSATION COMMITTEE REPORT

    This report has been submitted to the stockholders by the Compensation Committee (the "Committee") of the Board of Directors and reflects the executive compensation policies and practices of the Company and its subsidiaries during 1998. The Committee is responsible for executive compensation and oversees the administration of the Company's executive compensation programs and plans. The Committee reports regularly to the Board of Directors, and the Board is periodically asked to ratify Committee actions. During 1998, the Committee consisted of Directors who were not employees of the Company or any of its subsidiaries, and who, therefore, were not eligible to participate in any of the Company's executive compensation programs or plans.

EXECUTIVE COMPENSATION PRINCIPLES AND POLICIES

    In determining the amounts, composition, and terms and conditions of the compensation for executive officers of the Company, the Committee is guided by two principles: (1) compensation opportunities must enable the Company to attract and retain individuals with the high caliber of talent and skills critical to the Company's success and (2) a substantial portion of each executive officer's compensation must be tied to quantifiable measures of the Company's financial results from operations and/or stock price performance. These principles are reflected in the actions discussed below relating to salaries, annual incentives and long-term incentives.

    As noted in previous reports, federal tax law limits the ability of publicly-traded companies to secure an income tax deduction for compensation paid to certain highly compensated individuals. Although the Committee has taken actions to limit the impact of this law, the Committee believes that the tax deduction limitation should not be permitted to compromise the Company's ability to design and maintain executive compensation agreements that will attract and retain the executive talent required to compete successfully on a global basis. Accordingly, achieving the desired flexibility in the design and delivery of compensation may occasionally result in some compensation that is not deductible for federal income tax purposes. For example, as discussed below (under "Annual Compensation") Nabisco revised its annual operating objectives during 1998. The Committee modified Nabisco's incentive compensation objectives accordingly to ensure that compensation incentives support Nabisco's operating objectives, even though, as a result, 1998 annual bonus payouts for affected named executive officers are subject to the deduction limitation.

MAJOR COMPENSATION COMPONENTS

    The compensation program for executive officers is composed of annual compensation, long-term compensation and benefits. In determining appropriate compensation plans and levels, the Committee relies on independent outside consultants who provide survey and other data regarding the compensation practices of companies that are representative of the size and type of company with which the Company competes in the marketplace for executive talent. This is a broader and more diverse group of companies than used for the peer company index in the Performance Graph mandated by the Securities and Exchange Commission which appears on page 19. The base salary and targeted incentive compensation levels of the comparator companies are used by the Committee in determining base salary and targeted incentive compensation levels of executive officers of the Company, as described below.

ANNUAL COMPENSATION

    The annual compensation for each of the named executive officers is composed of salary and an annual target bonus opportunity. In general, executive officer salaries are targeted to reflect the median of competitive practices, as reflected in salary survey data used by the Committee for comparison purposes. Annual compensation levels (salary plus annual target bonus opportunity) are generally set to reflect the 75th percentile of the compensation practices ofcomparator companies. A senior executive will receive an increase in salary and/or annual target bonus opportunity only when performance warrants or the

Committee determines that either a change in the individual's responsibilities or market conditions warrant such an action. Messrs. Schindler and Rickard received salary increases in 1998.

    The bonus amounts shown in the summary compensation table were based on performance ratings for the financial performance of the businesses for which the individual is responsible or performs services. The measure of financial performance for the Company's bonus-eligible headquarters employees (including Messrs. Goldstone, Rickard and Rosoff) was the Company's cash net income. The measure of financial performance for Nabisco's bonus-eligible headquarters employees (including Mr. Kilts) was a combination of Nabisco's cash net income, free cash flow and sales. The measure for RJRT's bonus-eligible employees (including Mr. Schindler) was a combination of RJRT's operating company contribution and free cash flow.

    Performance objectives for the Company and its operating companies were established in early 1998. The performance objectives for the Company and for Nabisco were prepared subject to the results of a reassessment of Nabisco's operating objectives undertaken in connection with the retention of Mr. Kilts as Chief Executive Officer of Nabisco. When the reassessment was completed, performance objectives for the Company's and Nabisco's headquarters employees (including Messrs. Goldstone, Kilts, Rickard and Rosoff) were revised to conform to Nabisco's revised annual operating objectives. The performance objectives for RJRT's bonus-eligible employees (including Mr. Schindler) were established in early 1998, and originally included a market share element that was not ultimately utilized in determining the financial scoring.

    For 1998, the annual bonus program for most of the Company's bonus-eligible employees (including all of the named executive officers) included a maximum cash bonus opportunity of 120% of the target annual bonus opportunity, supplemented with Performance Notes equal to 20% of the target bonus opportunity if targeted financial performance was achieved or exceeded. Performance Notes are phantom units whose value may fluctuate up or down based on attainment of predetermined long-term financial performance objectives that are derived from the Company's or an operating company's strategic plan. Each of the Company and each operating company has its own Performance Notes utilizing its own financial performance objectives. The Performance Notes, which do not vest for two years, are intended to provide a longer-term incentive to participants. All of the named executive officers (with the exception of Mr. Kilts) received supplemental Performance Notes for 1998. The Performance Notes are explained on pages 12-13.

LONG-TERM COMPENSATION

    The Committee has historically relied on a mix of various forms of stock-based grants and multi-year incentive opportunities to motivate executives to maintain a longer-term perspective. In 1998, the Company's regular long-term incentive grants were made in the form of Performance Appreciation Rights, except that the grant for Mr. Goldstone was made in a combination of stock options and restricted stock (as described below under Chief Executive Officer's Compensation) and the grant for Mr. Kilts was made in the form of stock options. Performance Appreciation Rights are appreciation rights on the Performance Notes of a mix of the Company and its operating companies, as explained on page 12. The amount of compensation that will be earned by the executive will depend solely on the increase in value of the underlying Performance Notes. The Committee believes that this performance based incentive vehicle will enable the Committee to focus long-term incentives on specific strategic operating and financial objectives. Messrs. Kilts and Rosoff were also granted stock options and restricted stock in connection with their initial employment and Mr. Rickard received a special grant of stock options to increase the portion of his incentive compensation that is based on stock price.

    In determining the size of the regular long-term incentive grants, the Committee targets the 75(th) percentile of combined competitive stock options and other long-term incentive opportunities at comparator companies. In making such grants, the Committee does not take into account whether an executive has exercised or continues to hold previously granted stock options.

    During 1998, the Company faced unprecedented threats from both litigation and legislation, which raised uncertainty about the Company's ability to attract and retain executives in this environment. Concerned that the Company had no meaningful retention devices in place, during 1998 the Committee implemented two retention programs: one stock-based and one cash-based. In February 1998, the Committee made restricted stock grants to executives at the Company's headquarters and to selected executives at its tobacco operating companies. The restricted stock vests after five years but may vest earlier in certain circumstances. In May 1998, the Committee established a trust and funded a cash retention program for executives at the Company's headquarters and selected executives at its tobacco operating companies. Under the cash retention program, if the executive remains employed for three years, he or she will receive a designated amount based on a multiple (between 1 and 2.5) of base salary and target bonus. The cash retention amount may vest during the three-year period if the executive is involuntarily terminated in certain circumstances. Mr. Goldstone does not participate in either program.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Mr. Goldstone's compensation for 1998 was determined by his performance and by the terms of his employment agreement with the Company. The terms of Mr. Goldstone's employment agreement are discussed in detail beginning on page 15.

    Mr. Goldstone's contractual annual compensation, comprised of annual base salary of $1,250,000 and an annual target bonus opportunity of 100% of his annual base salary, is intended to be consistent with the Committee's targeted annual compensation levels, which are generally set to reflect the 75th percentile of the compensation practices of comparator companies. As in prior years, Mr. Goldstone agreed to a reduction of his annual salary to $800,000 in exchange for an increase in his annual target bonus opportunity to reflect the reduction. This action was intended to subject more of Mr. Goldstone's compensation to Company performance and to enable the Company to deduct, for federal income tax purposes, all of Mr. Goldstone's 1998 salary and ultimate annual bonus award.

    Mr. Goldstone's 1998 annual bonus award was based on a performance schedule adopted by the Committee in early 1998 (and revised during 1998 to conform to Nabisco's revised annual operating objectives), using the Company's annual cash net income as the performance measure. Mr. Goldstone's 1998 cash bonus award also reflects the Committee's assessment of his critical role in guiding the Company through a difficult legal and political environment, while maintaining the Company's focus on producing consistent and improving operating results, specifically including the Company's 1998 cash net income performance. Because the Company's 1998 cash net income target was exceeded, Mr. Goldstone also received a supplemental grant of Performance Notes (as described above under "Annual Compensation").

    As in prior years, Mr. Goldstone's 1998 long-term incentive grants were in a combination of Common Stock incentives and Nabisco Stock incentives, in recognition of Mr. Goldstone's oversight role with respect to Nabisco. Mr. Goldstone was granted a stock option (under a plan maintained by Nabisco) to purchase 100,000 shares of Nabisco Stock with an exercise price of $47.63 (the market price of Nabisco Stock on the date of Grant). In lieu of options to purchase Common Stock, Mr. Goldstone was granted 200,000 shares of restricted Common Stock as a long-term retention vehicle. The restricted stock is scheduled to vest when Mr. Goldstone attains age 60 (in 2006). Because of the restricted stock grant, the size of Mr. Goldstone's 1998 long-term incentive grants exceeded the targeted 75th percentile of competitive long-term grants. The Committee also extended the performance period for previously granted Contingent Performance Shares, under which Mr. Goldstone will earn 200,000 shares of Common Stock if the average closing price of Common Stock is at least $43.75 for 30 consecutive days. The opportunity, which was scheduled to expire at the end of 1998, was extended to December 31, 2001.

SUMMARY

    The Committee believes that the Company's executive compensation program must continually provide compensation potential of such significance that individuals of exceptional talent and skills are motivated to join and remain with the Company and to perform in an exceptional manner. By ensuring that such persons are managing the Company's operations, the long-term interests of stockholders will be best served. The actions taken by the Committee for 1998 were consistent with this focus and the principles outlined above.

                                              John T. Chain, Jr. (Chairman)
                                              John L. Clendenin
                                              Rozanne L. Ridgway

                             STOCKHOLDER PROPOSALS

    Certain stockholders have submitted the two proposals set forth below. The Company will furnish, orally or in writing as requested, the names, addresses and claimed share ownership positions of the proponents of these proposals promptly upon written or oral request directed to the Secretary of the Company. The following proposals have been carefully considered by the Board, which has concluded that their adoption would not be in the best interests of the Company or its stockholders. For the reasons stated after each proposal and its supporting statement, the Board recommends a vote AGAINST each proposal.

    Proposals of stockholders intended to be included in the Company's 2000 Annual Meeting Proxy Statement must be received by the Secretary of the Company no later than November 27, 1999 at the Company's principal executive offices:
RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, NY 10019-6013. Other stockholder proposals intended to be presented at the Company's 2000 Annual Meeting but not in the Annual Meeting Proxy Statement, must be received in writing at the same address, together with other required information as set forth in the Company's By-Laws, between February 12, 2000 and March 13, 2000. Board nominations are subject to a later deadline and other requirements. See "Meetings and Committees of the Board--Corporate Governance and Nominating Committee" above.

                        ITEM 3--STOCKHOLDER PROPOSAL ON
                         TOBACCO ADVERTISING AND YOUTH

    Two stockholders have submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponents:

    "WHEREAS, even though our company uses focus groups to test and market its non-tobacco products to children, it insists that it does not market its cigarettes to children;

    "An internal company memo stated--as early as 1976: 'Evidence is now available to indicate that the 14-to-18 year-old group is an increasing segment of the smoking population. RJRT must soon establish a successful new brand in this market if our position in the industry is to be maintained over the long run.'

    "Rather than create a new brand appealing to the 14-to-18 year-old group, RJR Tobacco created the "Joe Camel' campaign. Within a short time its success became clear. At least one study showed youth smoking increased from .05% to 33% in the five years after its launch.

    "After extreme pressure from shareholders and other publics, RJR discontinued this campaign in the United States in 1997, and throughout the world in 1998.

    "As it discontinued its Joe Camel campaign in the U.S., RJR International launched its European equivalent through a characterization of a camel in the 'Tips Camel Campaign.' In this campaign the camel character gives 'tips' about what to do with a camel in ways paralleling what smokers can do regarding their Camel cigarette. For instance, it shows the camel character surrounded in lights with a bus down the street. The copy says: 'Lighting up a Camel always makes the bus come.' Others are more sexual in overtone, such as a bed and side table with the 'tip' to 'keep one for later.'

    "This 'Tips Campaign' has already drawn outrage from parents, the press and other groups in Europe as to its impact on young people.

    "Although a European Vice President of RJR International compared the campaign character to the cartoon character, the Pink Panther, he insisted the camel featured in the 'Tips Campaign' is not a cartoon. However, when the 'Tips Camel' was shown to the only teenager at last year's shareholders meeting, he said it looked to him like a cartoon. It is this perception that concerns us who are proposing this resolution;

    "RESOLVED, that shareholders request the Board to implement the following policy for our Company: that, before any promotional, marketing, and/or advertising campaign presently running continues or is inaugurated in the future, it must be submitted to independent and certifiable testing to insure that it is not equally or more appealing to the 14-to-18 age group than groups over 18."

    The proponent has submitted the following statement in support of this proposal:

    "We suggest that, in creating this approach to testing, that the testing entity be independent of the company and the tobacco industry, with no possible conflict of interest. Its task will be to determine the effectiveness of the campaign in making a positive impression on two age groups: those 18 and under, and those spread evenly between 18 and 45. If the test results on the younger focus group show the campaign is equal to or exceeds the effectiveness of the older group, the (proposed) campaign shall be terminated."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    Reynolds' has policies and practices in place to assure that its advertising is responsible, and directed to adult and not underage smokers. Reynolds' policy prohibits any advertising research involving subjects under the age of 21. In their research about proposed new advertising, consistent with good qualitative research practices, Reynolds' researchers ask study participants whether the proposed ads are perceived as being for persons younger or older than or about the same age as the study participants. If an ad is thought to have particular interest to persons younger than 21, it is not used. Reynolds does not believe that any "independent" certification of its advertising target age would give more accurate or credible results or that such certification would satisfy critics of cigarette advertising.

    Reynolds' policy permits it to develop advertising materials which it believes will motivate its prospective audience: those 21 and older who already smoke brands manufactured by its competitors. At the same time, by virtue of its research practices, it can be reasonably sure that proposed ads are not of more interest to persons under the legal age to smoke than to persons who are over that age.

    THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

                   ITEM 4--STOCKHOLDER PROPOSAL ON SMUGGLING

    A stockholder has submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponent:

    "WHEREAS, a few days before last year's stockholders' meeting, THE NEW YORK TIMES carried a front-page story with allegations about our Company's involvement in smuggling. It noted that the European Union's anti-fraud unit had asked the Treasury Department of the United States to help it investigate our company regarding its involvement in smuggling.

    "This followed another expose in THE NEW YORK TIMES that noted that the 'tobacco giants deny" any "role in illegal trade," but that "inquiries show there may be one.' In fact, one quarter to one third of all cigarettes exported by our company and the others in the industry end up being smuggled.

    "The article highlighted the role of Michael Hanggi, one of Europe's biggest cigarette traders. He noted he '...has been a Reynolds customer for 15 years and has frequently been a supplier to smugglers' of Reynolds cigarettes. It also noted that 'Reynolds had decided to keep Mr. Hanggi as a customer even after Mr. Hanggi told THE NEW YORK TIMES last summer (1997) that he sold to clients he knew to be smugglers;'

    "At last year's annual meeting, when asked if Mr. Hanggi was still a customer of Reynolds, the CEO of RJR Nabisco said he did not know, an indication, we believe, that the smuggling is 'business as usual' with R.J.R. Nabisco.

    "The article states that '...the largest tobacco companies are selling billions of dollars of cigarettes each year to traders and dealers who funnel them into black markets in many countries, say law enforcement officials and participants in the trade. In the last decade, the volume of cigarette smuggling around the world has nearly tripled, according to a leading tobacco research organization. This reflects a general surge in cigarette sales abroad, especially for American brands.'

    "The article also noted that '...the companies say they do nothing to encourage the smuggling and do not condone it. But recent criminal investigations in several countries show that people in the tobacco industry have played a significant role at times in stimulating and fueling it.'

    "Our company, with the tobacco industry, has run full-page ads in the United States arguing against cigarette tax increases under the guise that such will increase the possibility of smuggling and a 'black market.' As proponents of this resolution, we believe such advertising posturing is undermined by serious allegations showing our company knowingly has done and may continue doing business directly with one of the largest smugglers in Europe.

    "RESOLVED: the shareholders request the Board to establish a committee of independent directors to investigate and determine the extent of our Company's involvement directly or indirectly in smuggling its cigarettes throughout the world and to make appropriate recommendations to ensure that our Company is not involved in any way in selling its cigarettes in ways that assist smuggling. The committee shall report its findings and recommendations to the shareholders prior to the 2000 annual meeting."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    The Company does not believe that its effectiveness in deterring cigarette smuggling would be enhanced by the creation of another independent committee of the Board, as recommended by this shareholder proposal. Such a committee and its report, also recommended by the proposal, would result in unnecessary duplication of policies, procedures and reporting already in existence at the Company and in each of its subsidiaries. There is no reason to believe that the creation of a new layer of review and reporting will add anything to the effectiveness of this process.

    There are three types of compliance-oriented procedures currently in place. First, the Company maintains legal compliance training and certification programs throughout the corporate group supervised by the general counsel of the Company and of each operating subsidiary and overseen by the Audit Committee of the Board of Directors (a committee composed exclusively of independent directors). Compliance training materials clearly state the Company's policy "to comply in all respects with all applicable federal, state and local laws and regulations in the U.S. and in all jurisdictions in which the Company does business." Employees are prohibited from engaging in smuggling or other violations of law. Each employee identified as performing a function sensitive to legal compliance certifies annually that he or she has read and complied with the Company's (or Nabisco's) Code of Conduct, which sets forth this and other compliance requirements. The results of the certification program are reported to the Audit Committee of the Board of Directors each year.

    Second, the Company has an active internal audit function headed by a senior vice president. The internal audit team, among other things, regularly reviews internal control systems related to operating company sales and distribution practices and reports its activities to the Company's senior management and to the Audit Committee during the course of each year. In addition to its annual internal audit program, the internal audit team responds to special inquiries from the Audit Committee as appropriate.

    Finally, designated senior managers of the operating companies have clear responsibilities to assure that their company's employees perform their jobs in accordance with law. In particular, certain senior managers make periodic reports to the Audit Committee on the status of the Company's compliance with applicable laws and regulations.

    Anti-smuggling programs and reporting on connected foreign sales issues are a part of each of these three categories of compliance activity. The independent Audit Committee oversees and reviews, with the Board, the Company's and its subsidiaries' procedures, controls, organization, staffing and resources to ensure they are complying with all appropriate laws and regulations including laws relating to smuggling.

    Although Northern Brands International (NBI), a now inactive subsidiary of the Company, recently pled guilty to aiding and abetting certain customers in bringing cigarettes into the United States improperly, the conduct, in 1994 and 1995 of NBI's now-terminated employees does not discredit the Company's compliance program. No corporate policy can eliminate the risk that dishonest individuals, including company employees, will find ways to circumvent controls for their own personal benefit.

    This proposal, which seeks the creation of an independent committee to conduct an investigation concerning cigarette smuggling, would merely create an additional investigative body whose responsibilities would needlessly duplicate those of the audit team, management and the Audit Committee. The Company's confidence in the powers and duties of its existing Audit Committee is confirmed by a recent report from the "Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees" to the New York Stock Exchange and the National Association of Securities Dealers. This report singles out the charter of the Company's Audit Committee as a model for other reporting companies.

    THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

                        COST AND METHOD OF SOLICITATION

    The Company will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, the Company currently estimates that it will spend less than $2,000,000 for its solicitation of proxies, including expenditures for attorneys, solicitors, and public relations advisors and advertising, printing, transportation, litigation and related expenses, but excluding the salaries and wages of regular employees and officers and the normal expenses of an uncontested proxy solicitation for the election of directors. We estimate that the solicitation expenses incurred by the Company to date are less than $100,000. In addition to soliciting proxies by mail, directors, officers and regular corporate headquarters employees of the Company may solicit proxies in person or by telephone or telecopy. The Company will pay for the cost of these solicitations, but these individuals will receive no additional compensation for the solicitation services. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") at an estimated fee of not more than $300,000 in the aggregate, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and proxy revocations. The Company has also agreed to indemnify MacKenzie against certain liabilities and expenses. The Company estimates that approximately 30 employees of MacKenzie will be involved in the solicitation of proxies on behalf of the Company. The Company will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of the Company's capital stock.

                                 OTHER MATTERS

    The Board has no knowledge of any other matters to be presented at the meeting other than those described herein. If any other matters should properly come before the meeting, it is the intention of the persons designated in the proxy to vote on them according to their best judgment.

    YOUR VOTE IS VERY IMPORTANT. YOUR BOARD URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

                                                      RJR NABISCO HOLDINGS CORP.

    If you have any questions or need assistance in voting your shares, please contact MacKenzie Partners, Inc. at their toll free number: 1-800-322-2885.

New York, New York
March 31, 1999

                                   APPENDIX I
                       SUPPLEMENTAL DIRECTOR INFORMATION

    Set forth below is (a) the name and business address of each of the participants and their associates (except the Company) in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years. Except for the Company, the only participants are the Company's Directors.

                        NAME AND                                  DATE OF           PURCHASE(P)       TYPE AND
                   BUSINESS ADDRESS(1)                          TRANSACTION         OR SALES(S)      AMOUNT(2)
                  ---------------------                    ----------------------  --------------  --------------
John T. Chain, Jr........................................           None
  Chairman
  Thomas Group, Inc.
  5221 North O'Connor Boulevard
  Suite 500
  Irving, TX 75039-3714

Julius L. Chambers.......................................           None
  Chancellor
  North Carolina Central University
  P. O. Box 19617
  Durham, NC 27707

John L. Clendenin........................................           None
  c/o RJR Nabisco, Inc.
  1301 Avenue of the Americas
  New York, NY 10019-6013

Steven F. Goldstone......................................           None
  Chairman & CEO
  RJR Nabisco, Inc.
  1301 Avenue of the Americas
  New York, NY 10019-6013

Ray J. Groves............................................    December 31, 1998*          P           93 shares
  Chairman
  Legg Mason Merchant Banking, Inc.
  100 Light Street
  Baltimore, MD 21202

Fred H. Langhammer.......................................           None
  President & COO
  The Estee Lauder
  Companies Inc.
  767 Fifth Avenue
  New York, NY 10153

H. Eugene Lockhart.......................................      March 4, 1997             P           270 shares
  Executive Vice President & Chief Marketing Officer
  AT&T
  295 North Maple Avenue
  Basking Ridge, NJ 07920

                        NAME AND                                  DATE OF           PURCHASE(P)       TYPE AND
                   BUSINESS ADDRESS(1)                          TRANSACTION         OR SALES(S)      AMOUNT(2)
                  ---------------------                    ----------------------  --------------  --------------
Theodore E. Martin.......................................           None
  c/o RJR Nabisco, Inc.
  1301 Avenue of the Americas
  New York, NY 10019-6013

Rozanne L. Ridgway.......................................           None
  c/o RJR Nabisco, Inc.
  1301 Avenue of the Americas
  New York, NY 10019-6013

------------------------

*   Shares acquired during 1998 under the Company's dividend reinvestment plan.

(1) The companies named in the table above, to the extent that the participants are officers of such companies, are deemed to be associates of such participants. The addresses of such associates are as given above.

(2) All of the Company securities purchased and sold were shares of Common
    Stock.

    Except as set forth in the Proxy Statement or this Appendix, to the best of the Company's knowledge, none of the directors or, in the case of clause (a) only, any of their associates, (a) owns of record or has direct or indirect beneficial ownership of any securities issued by the Company or any of its subsidiaries; (b) has purchased or sold any securities issued by the Company within the past two years; (c) has incurred any outstanding indebtedness to acquire or hold securities issued by the Company; or (d) has been a party to any contract, arrangement or understanding with respect to any securities of the Company during the past year.

    Except as set forth in the Proxy Statement or this Appendix, to the best of the Company's knowledge, (a) none of the participants or any of their associates has any arrangement or understanding with respect to any future employment or any future transactions with the Company or any of its affiliates, and (b) none of the participants, executive officers of the Company, any person known to the Company to own beneficially or of record more than five percent of any class of Company voting securities, or any of their associates has entered into any transaction or series of similar transactions with the Company or any of its subsidiaries since the beginning of the Company's last fiscal year in which such person had or will have a direct or indirect material interest, and no such transactions are currently proposed.

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

1. If your shares are registered in your own name(s), please sign, date and promptly mail the enclosed Proxy Card, using the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed Proxy Card in the postage-paid envelope provided. You may also contact the person responsible for your account and give instructions for a Proxy Card to be issued representing your shares.

    If you have any questions about voting your Proxy Card or require assistance, please call:

                              MACKENZIE PARTNERS, INC.
                                  156 FIFTH AVENUE
                                 NEW YORK, NY 10010
                              (212) 929-5500 (COLLECT)
                                         OR
                             (800) 322-2885 (TOLL FREE)
    ----------------------------------------------------------------------------

P R O X Y                                                               [COMMON]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1999 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /

                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           RJR NABISCO HOLDINGS CORP.
                                  MAY 12, 1999
         IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:
                            MACKENZIE PARTNERS, INC.
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL-FREE)

P R O X Y                                                    [COMMON/BENEFICIAL]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1999 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

P R O X Y                                       [COMMON/$.835 DEPOSITARY SHARES]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1999 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF $.835 DEPOSITARY SHARES:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 12, 1999.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each $.835 Depositary Share formerly owned by you has been converted into one-fifth of a share of RJR Nabisco Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your certificate(s) representing $.835 Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR $.835 DEPOSITARY SHARES ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $7.6025 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your $.835 Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------
       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /
                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /
                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                                        [COMMON/BORDEN]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1999 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF BORDEN, INC. COMMON STOCK:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 12, 1999.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each share of Borden common stock reflected in your account is exchangeable for .45829 of a share of RJR Nabisco Common Stock, after adjustment to reflect RJR Nabisco's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your Borden common stock.

- UNTIL THE CERTIFICATES REPRESENTING YOUR BORDEN COMMON STOCK ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $7.5875 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Borden common stock certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-619-1696 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

      /X/  Please mark your votes as in
           this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES
AND FOR PROPOSAL 2.

       1.  Election of Directors (see    FOR / /    WITHHELD
           reverse) For, except                     / /
           withheld from the following
           nominee(s):
           ----------------------------

       2.  Ratify the appointment of     FOR / /    AGAINST    ABSTAIN
           Deloitte & Touche LLP as                 / /        / /
           Independent Auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS
3 AND 4.

       3.  Stockholder proposal on       FOR / /    AGAINST    ABSTAIN
           tobacco advertising and                  / /        / /
           youth

       4.  Stockholder proposal on       FOR / /    AGAINST    ABSTAIN
           smuggling                                / /        / /

                                         SPECIAL ACTION
                                         Change of address on Reverse
                                         Side / /
                                         Discontinue Annual Report
                                         Mailing for this Account / /

                                         Please sign exactly as name
                                         appears hereon. Joint owners
                                         should each sign. When signing
                                         as attorney, executor,
                                         administrator, trustee or
                                         guardian, please give full
                                         title as such.

                                         -------------------------------
                                         Signature(s)

                                         -------------------------------
                                         Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                    [COMMON/SERIES C DEPOSITARY SHARES]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1999 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF SERIES C DEPOSITARY SHARES:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 12, 1999.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each Series C Depositary Share formerly owned by you has been converted into one-fifth of a share of RJR Nabisco Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your certificate(s) representing Series C Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR SERIES C DEPOSITARY SHARES ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $4.10 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Series C Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /
                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /
                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                                               [ ESOP ]

                           RJR NABISCO HOLDINGS CORP.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints each of Steven F. Goldstone, William L. Rosoff, and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the 1999 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company") to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof and to vote all the shares of ESOP Convertible Preferred Stock of the Company on all matters coming before the meeting as set forth below.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL 2.

     1. Election of Directors

                             FOR                   WITHHELD

J.T. Chain, Jr.
                    ----------------------  ----------------------

J.L. Chambers
                    ----------------------  ----------------------

J.L. Clendenin
                    ----------------------  ----------------------

S.F. Goldstone
                    ----------------------  ----------------------

R.J. Groves
                    ----------------------  ----------------------

F.H. Langhammer
                    ----------------------  ----------------------

H.E. Lockhart
                    ----------------------  ----------------------

T.E. Martin
                    ----------------------  ----------------------

R.L. Ridgway
                    ----------------------  ----------------------

     2. Ratify the appointment and restatement of Deloitte & Touche LLP as Independent Auditors

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

     3. Stockholder proposal on tobacco advertising and youth

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

     4. Stockholder proposal on smuggling

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

                                                        [ CONTINUED ON REVERSE ]

                                               Please sign exactly as name
                                               appears hereon. Joint owners
                                               should each sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such.

                                         _______________________________________
                                               SIGNATURE(S)                 Date

Bull & Co.
Wachovia Bank, N.A.
Box 3075, Trust Operations
Winston-Salem, NC 27102
    Holder of record of 12,573,098 shares
    of ESOP Convertible Preferred Stock

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 1999 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Institutional Trust and Retirement Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 1999

To:  Participants in the RJR Nabisco Capital Investment Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan, how to vote shares of Common Stock and Matching Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 12, 1999 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1998.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 7, 1999. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

/X/ Please mark your votes as in this example.

    The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3 and 4.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 1999 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Institutional Trust and Retirement Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 1999

To:  Participants in the Nabisco Employee Savings Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 12, 1999 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1998.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 7, 1999. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

                                                              (SEE REVERSE SIDE)

/X/Please mark your votes as in this example.

   The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3 and 4.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /
                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1999
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Vanguard Group, Custodian under the Nabisco/Life Savers Puerto Rico Capital Accumulation Plan and Custodian under the Savings and Investment Plan for Employees of R.J. Reynolds Tobacco Company in Puerto Rico, his true and lawful agent and proxy, to represent the undersigned at the 1999 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at the M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 12, 1999 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        VANGUARD
--------------------------------------------------------------------------------
Vanguard Group
100 Vanguard Boulevard
Malvern, PA 19355

  DE TENER ALGUNA DUDA RELATIVO A ESTOS DOCUMENTOS FAVOR DE COMUNICARSE COM EL
                       DEPARTAMENTO DE RECURSOS HUMANOS.

March 1999

To:  Participants in the Nabisco/Life Savers Puerto Rico Capital Accumulation
Plan
    Participants in the Savings and Investment Plan for Employees of R. J. Reynolds Tobacco Company in Puerto Rico

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Vanguard, in its capacity as Custodian of the above named plans, how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 12, 1999 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1998.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 7, 1999. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Vanguard Group
Custodian

Enclosures

/X/ Please mark your votes as in this example.

    The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3 and 4.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

       3.  Stockholder proposal on tobacco advertising    FOR / /    AGAINST / /      ABSTAIN / /
           and youth

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)